UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2023

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

The information set forth in Item 8.01 is incorporated by reference herein.

On December 22, 2023, the Company and Screaming Eagle published an investor presentation in connection with the Business Combination, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.2, and a document containing certain questions and answers regarding the Business Combination, which is furnished with this Current Report on Form 8-K as Exhibit 99.3, and each of which is incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 22, 2023, Lions Gate Entertainment Corp. (the “Company”) issued a press release announcing its entry into a business combination agreement (the “Business Combination Agreement”), dated as of December 22, 2023, with Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“Screaming Eagle”), SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of Screaming Eagle (“New SEAC”), SEAC MergerCo, a Cayman Islands exempted company and a wholly-owned subsidiary of Screaming Eagle, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly-owned subsidiary of Screaming Eagle, LG Sirius Holdings ULC, a British Columbia unlimited liability company and wholly-owned subsidiary of the Company and LG Orion Holdings ULC, a British Columbia unlimited liability company and wholly-owned subsidiary of the Company (“StudioCo”). Pursuant to the terms and conditions of the Business Combination Agreement, the Company’s Studio Business (comprising its Motion Picture and Television Production segments) will be combined with Screaming Eagle through a series of transactions, including an amalgamation of StudioCo and New SEAC under a Canadian plan of arrangement (the “Business Combination”). A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Press release, dated December 22, 2023

99.2	Investor Presentation, dated December 2023

99.3	Selected Questions and Answers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

In connection with the transaction, New SEAC intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Screaming Eagle and a preliminary prospectus of New SEAC, and after the Registration Statement is declared effective, Screaming Eagle will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the meeting of its shareholders (the “Screaming Eagle Shareholders Meeting”) and public warrant holders (“Screaming Eagle Public Warrant Holder Meeting”) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the transaction and the other matters to be voted upon at the Screaming Eagle Shareholders Meeting and Screaming Eagle Public Warrant Holder Meeting. This communication does not contain all the information that should be considered concerning the transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Screaming Eagle, New SEAC and Lionsgate may also file other documents with the SEC regarding the transaction. Screaming Eagle’s shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the transaction, as these materials will contain important information about Screaming Eagle, New SEAC, Lionsgate, Studio Business and the transaction.

Screaming Eagle’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Screaming Eagle, New SEAC and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Screaming Eagle, New SEAC, Lionsgate and their respective directors and officers may be deemed participants in the solicitation of proxies of Screaming Eagle shareholders and public warrant holders in connection with the transaction. More detailed information regarding the directors and officers of Screaming Eagle, and a description of their interests in Screaming Eagle, is contained in Screaming Eagle’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Screaming Eagle’s shareholders and public warrant holders in connection with the transaction and other matters to be voted upon at the Screaming Eagle Shareholders Meeting and Screaming Eagle Public Warrant Holders Meeting will be set forth in the Registration Statement for the transaction when available.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Screaming Eagle or Lionsgate’s ability to effectuate the transaction discussed in this document; the benefits of the transaction; the future financial performance of Lionsgate Studios (which will be the go-forward public company following the completion of the transaction) following the transactions; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Screaming Eagle, Lionsgate or New SEAC’s views as of any subsequent date, and none of Screaming Eagle, Lionsgate or New SEAC undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New SEAC nor Screaming Eagle gives any assurance that either New SEAC or Screaming Eagle will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New SEAC’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the transaction by Screaming Eagle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Screaming Eagle; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the transaction; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New SEAC, Screaming Eagle, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the transaction; (iv) the inability to complete the transaction due to the failure to obtain approval of Screaming Eagle’s shareholders or Screaming Eagle’s public warrant holders; (v) Lionsgate’s and New SEAC’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the transaction; (vi) the ability of the parties to obtain the listing of Lionsgate Studios’ Common Shares on a national securities exchange upon the date of closing of the transaction; (vii) the risk that the transaction disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the transaction; (ix) unexpected costs related to the transaction; (x) the amount of redemptions by Screaming Eagle’s public shareholders being greater than expected; (xi) the management and board composition of Lionsgate Studios following completion of the transaction; (xii) limited liquidity and trading of Lionsgate Studios’ securities following completion of the transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions; (xiv) the possibility that Lionsgate or Screaming Eagle may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the transaction is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of Screaming Eagle, New SEAC and Lionsgate with the SEC.

No Offer or Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Screaming Eagle, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer